UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2007
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iPass Inc.
(Exact name of Registrant as specified in its charter)

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Delaware	000-50327	93-1214598
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Redwood Shores, California		94065
(Address of principal executive offices)		(Zip Code)

	(650) 232-4100
	(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 -- Results of Opertions and Financial Condition
Item 2.05 -- Costs Associated with Exit or Disposal Activities
Item 9.01 -- Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02 - Results of Operations and Financial Condition

On November 6, 2007, iPass Inc. issued a press release announcing its 2007 third quarter financial results.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this current report and in the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 - Costs Associated with Exit or Disposal Activities.

On November 2, 2007, management of iPass committed to the restructuring of its sales, marketing, research and development and operations departments to improve operational efficiencies and align the company’s cost structure with the changing business conditions.   As part of this restructuring, iPass committed to a plan of termination of a portion of its work force, pursuant to which it will reduce its sales and marketing organization by approximately 25 employees, and plans to reduce operations and research and development personnel by approximately 45 employees. The reduction in its work force is expected to occur immediately for two-thirds of the personnel affected, with the other third expected to leave by the end of 2007.

iPass expects that the charges associated with the plan of termination will range between $3,200,000 and $3,700,000. Of the total charges, approximately $300,000 to $400,000 relates to facilities costs, approximately $800,000 relates to net asset write-offs, and approximately $2,100,000 to $2,500,000 relates to severance amounts.  All of these charges except the net asset write-off will result in cash expenditures, of which iPass expects to pay between $2,400,000 and $2,900,000 in the fourth quarter 2007.

Cautionary Statement:

The statements above regarding the expected charges to be incurred with the restructuring are forward-looking statements. Actual results could differ materially, as final determinations as to the severance amounts to be paid for some employees have not been made, and so it is possible that the timing and amounts of the charges to be incurred may vary from the amounts and ranges set forth above.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 6, 2007, announcing iPass Inc.'s 2007 Third Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Bruce K. Posey
	Name:	Bruce K. Posey
	Title:	Senior Vice President, General Counsel and Secretary

Dated:  November 6, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 6, 2007, announcing iPass Inc.'s 2007 Third Quarter Financial Results.